UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024 (December 13, 2024)

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor

Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL AGREEMENT

On December 13, 2024, Cyclerion Therapeutics, Inc. (the “Company” or “Cyclerion””) and Akebia Therapeutics, Inc. (“Akebia”) entered into Amendment #1 to License Agreement (the “Amendment”) to the original License Agreement between the parties dated June 3, 2021 (the “2021 License Agreement”).

Under the terms of the Amendment, Akebia has agreed to pay to the Company (i) $1,250,000 before December 31, 2024, and (ii) $500,000 on or before September 30, 2025. In addition, Akebia has agreed to assume control of the preparation, filing, prosecution and maintenance of certain Cyclerion patents, and the expenses associated therewith, at an earlier date than as originally agreed between the parties. The parties have agreed to the reduction of certain development milestones and the increase of certain royalty rates on net sales and sublicense income. Pursuant to the terms of the 2021 License Agreement, as amended, Akebia will pay Cyclerion tiered royalties ranging from mid-single digit to twenty percent of net sales. Cyclerion’s obligations to deliver certain drug products have also ceased.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment #1 to License Agreement, which is filed as Exhibit 10.1 to this Form 8-K. Pursuant to the provisions of Item 1.01 of Form 8-K, certain information in the Amendment has been redacted which is of a confidential nature and which is not material.

ITEM 7.01	REGULATION FD DISCLOSURE.

On December 17, 2024, the Company issued a press release entitled “Cyclerion’s sGC Stimulator Portfolio Generates Revenues to Enable Company Growth.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1†	Amendment #1 to License Agreement by and between the Company and Akebia Therapeutics, Inc. dated December 13, 2024

99.1	Press release dated December 17, 2024, titled “Cyclerion’s sGC Stimulator Portfolio Generates Revenues to Enable Company Growth.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Registrant has omitted portions of Exhibit 10.1 as permitted under Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: December 17, 2024	By:	/s/ Regina Graul, Ph.D.
	Name:	Regina Graul, Ph.D.
	Title:	President and Chief Executive Officer (Principal Executive Officer)

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